UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2016

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2016, the Federal Home Loan Bank of Topeka (FHLBank) declared elected the following individuals in FHLBank’s 2016 election of directors with terms commencing on January 1, 2017:

• Milroy A. Alexander, MAA Consulting (Independent Director)
• Neil F.M. McKay, Retired, Former CFO and Treasurer, Capitol Federal Savings (Independent Director)
• Donde L. Plowman, Dean of the College of Business Administration, University of Nebraska, Lincoln (Independent Director)
• Don Abernathy, President and CEO, The Bankers Bank, Oklahoma City, Oklahoma (Member Director)
• L. Kent Needham, Chairman, President and CEO, The First Security Bank, Overbrook, Kansas (Member Director)
• Thomas H. Olson, Jr., Chairman and CEO, Points West Community Bank, Julesburg, Colorado (Member Director)

Mr. Abernathy will serve a two-year term expiring December 31, 2018. Each of the other directors will serve four-year terms expiring December 31, 2020.

Messrs. Alexander, McKay, Needham and Olson are incumbent directors with terms expiring on December 31, 2016. Mr. Alexander currently serves as a member of the Audit, Compensation, and Housing & Governance committees. Mr. McKay currently serves as a member of the Audit and Operations committees. Mr. Needham currently serves as a member of the Housing & Governance and Risk Oversight committees. Mr. Olson currently serves as a member of the Audit and Housing & Governance committees. Ms. Plowman and Mr. Abernathy do not currently serve on FHLBank’s board. At the time of this filing, there has been no determination on which committees any of the FHLBank directors may serve in 2017.

On November 4, 2016, FHLBank filed a Form 8-K announcing that Messrs. Abernathy, Needham and Olson were deemed elected as Member Directors of FHLBank’s board of directors. The Form 8-K filed by FHLBank on November 4, 2016, is incorporated herein by reference.

The election of directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act, as amended (the Bank Act), and the related regulations of the Federal Housing Finance Agency (FHFA).

Pursuant to the Bank Act and FHFA regulations, the majority of FHLBank’s directors, known as Member Directors, are elected by FHLBank’s membership in each state. The remaining directors, known as Independent Directors and which include Public Interest Directors, are elected through district-wide elections. In the normal course of its business, FHLBank extends credit to members whose officers or directors may serve as member directors of FHLBank. All loans extended by FHLBank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

FHLBank will compensate its directors pursuant to FHLBank’s 2017 Board of Directors Compensation Policy, which will become effective on January 1, 2017. The purpose of the 2017 Board of Directors Compensation Policy is to provide directors reasonable compensation for their time and effort exerted in performing their duties as directors of FHLBank. A copy of the 2017 Board of Directors Compensation Policy was attached as Exhibit 10.1 to a Form 8-K/A filed by FHLBank on November 15, 2016, and is incorporated herein by reference.

Also on December 13, 2016, FHLBank distributed a message to its members announcing the election of FHLBank directors. A copy of the message to members is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

FHLBank’s director election concluded on December 7, 2016. The results of the director election were declared final as described in Item 5.02 of this Current Report on Form 8-K. Complete voting results are included in the message to members that is attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information provided in Items 5.02 and 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the information contained in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the Exchange Act) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by FHLBank that the information is material or complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1 Message to FHLBank members dated December 13, 2016, announcing FHLBank’s election results.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

December 13, 2016	By:	Patrick C. Doran

Name: Patrick C. Doran
Title: EVP, Chief Compliance Officer and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Message to FHLBank members dated December 13, 2016, announcing FHLBank’s election results.